United Investors Life Insurance Company
2001 Third Avenue South
P. O. Box 10207
Birmingham, Alabama  35202-0207

July 7, 1998

To our Variable Annuity Contractholders and Variable Life Policyowners:

     As an owner of a variable annuity contract or a variable life insurance policy (each of which is referred to here as a "Policy") issued by United Investors Life Insurance Company ("United Investors"), you have the right to instruct United Investors how to vote certain shares of the Portfolios of TMK/United Funds, Inc. ("Portfolios"), at the special meeting of shareholders to be held on August 21, 1998, at 6300 Lamar Avenue, Overland Park, Kansas ("Meeting").

     United Investors, as the legal owner of the Portfolios' shares, is entitled to vote those shares at the Meeting. As an owner of record on June 22, 1998 of a Policy having all or part of its value invested in shares of a Portfolio, you have the right to instruct us as to how we should vote the Portfolio's shares attributable to your Policy.

     To assist you in giving us your instructions, we have enclosed the following: (1) a Notice of Special Meeting of Shareholders; (2) a Proxy Statement to Shareholders; and (3) an Instruction Card. Please read the Notice of Special Meeting and Proxy Statement carefully before filling out the Instruction Card with your voting instructions.

     If you do not return the enclosed Instruction Card, United Investors will vote the shares of the Portfolios attributable to your Policy in the same proportion as the shares for which we have received instructions. If we receive your executed Instruction Card and no instruction is indicated on it, we will vote such shares "For" the Proposals.

     You are cordially invited to attend the Meeting. You may, at that time, alter instructions which you have previously given to us.

     YOUR INSTRUCTIONS ARE IMPORTANT. You are urged to complete the enclosed Instruction Card with your voting instructions and return it promptly in the enclosed postage-paid envelope. (Please note: if you own more than one Policy, you will receive a separate Instruction Card for each Policy). Please execute and return each Instruction Card you receive.

                                   Sincerely,


                                   James L. Sedgwick
                                   President

TMK/UNITED FUNDS, INC.

WHEN PROPERLY SIGNED, THE VOTING INTEREST WILL BE DIRECTED IN THE MANNER INDICATED BELOW. IF NO INDICATION IS GIVEN, VOTING WILL BE DIRECTED FOR THE PROPOSAL STATED BELOW.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink. / /
1.   To change the name of         FOR       AGAINST   ABSTAIN
     the Fund                      /  /      /  /      /  /

2.   To ratify the selection of    FOR       AGAINST   ABSTAIN
     Deloitte & Touche LLP as the  /  /      /  /      /  /
     Fund's independent auditors
     for its current fiscal year

3.   For Money Market Portfolio only:
     To approve a change in the    FOR       AGAINST   ABSTAIN
     Portfolio's concentration     /  /      /  /      /  /
     policy



4.   To adopt the Service Plan     FOR       AGAINST   ABSTAIN
     pursuant to Rule 12b-1        /  /      /  /      /  /

5.   To change the quorum          FOR       AGAINST   ABSTAIN
     requirements                  /  /      /  /      /  /

PLEASE MARK, SIGN, DATE AND RETURN THE INSTRUCTION CARD PROMPTLY USING THE

ENCLOSED POSTAGE-FREE ENVELOPE. This proxy may be revoked at any time before it is voted at the meeting.

[Name of Portfolio]             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                OF DIRECTORS

     The undersigned hereby appoints Keith A. Tucker and Sharon K. Pappas, or either of them, attorneys and proxies with full power of substitution to represent and direct the voting interest of the undersigned held as of the record date at the Special Meeting of Shareholders on August 21, 1998, or at any adjournment(s) thereof as designated (on the reverse side). As to any other matter, the attorneys are authorized to represent and direct the voting interest in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date. Receipt of the Proxy Statement is hereby acknowledged.

                              Date:  ____________________________, 1998

                              PLEASE SIGN IN BOX BELOW. Signature(s) should conform to name(s) as printed hereon. Executors, administrators, trustees and corporate officers should indicate capacity or office.
                              ___________________________________
                              /                                 /
                              /_________________________________/
                              Signature(s)

                                                               Preliminary Proxy


                                   IMPORTANT
               PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD(S)
                            IN THE ENCLOSED ENVELOPE

                             TMK/UNITED FUNDS, INC.

                 6300 Lamar Avenue Overland Park, Kansas 66202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  July 7, 1998

To Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders of TMK/United Funds, Inc. (the "Fund") will be held at 6300 Lamar Avenue, Overland Park, Kansas, on August 21, 1998, at 10:00 a.m. ("Meeting") or at any adjournment thereof, for the following purposes:

1.   To change the name of the Fund;
2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the Fund for its current fiscal year;
3. For Money Market Portfolio only: To approve a change in the Portfolio's concentration policy;
4.   To adopt a Service Plan pursuant to Rule 12b-1 under the 1940 Act;
5.   To change the requirements for a quorum for a shareholders meeting; and
6. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     The Board of Directors of the Fund has fixed the close of business on June 22, 1998 as the record date ("Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting. The number of shares held by you according to the Fund's records on the record date determines the number of shares you may vote at the Meeting.

     If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and properly return the enclosed proxy card(s) in the enclosed postage paid envelope. If you do not sign and return your proxy card(s), United Investors may incur the additional expense of subsequent mailings in order to have a sufficient number of cards signed and returned.

     Retain this Notice and Proxy Statement. This is a joint Notice and Proxy Statement for each of the Portfolios of the Fund. The shares you own in a particular Portfolio may only be voted with respect to that Portfolio. If you own shares in more than one Portfolio, please vote with respect to each Portfolio on the proxy card provided with respect to that Portfolio. Please sign, date and return any and all proxy cards that are mailed to you.


                              By Order of the Board of Directors
                              KRISTEN RICHARDS,
                              Assistant Secretary

July 7, 1998

                             TMK/UNITED FUNDS, INC.

                6300 Lamar Avenue   Overland Park, Kansas 66202

                                PROXY STATEMENT

                                  INTRODUCTION


     This document is a joint proxy statement with respect to TMK/United Funds, Inc. (the "Fund") furnished in connection with the solicitation of proxies by the Fund's Board of Directors to be used at the Fund's special meeting of shareholders ("Meeting") or any adjournment(s) thereof. The Meeting will be held on August 21, 1998, 10:00 a.m., local time, at 6300 Lamar Avenue, Overland Park, Kansas, for the purposes set forth in the attached Notice of the Meeting. This Proxy Statement is being first mailed to shareholders on or about July 7, 1998.

     The Fund has eleven series of shares outstanding, each of which represents a separate investment portfolio, as follows: Money Market Portfolio, Bond Portfolio, High Income Portfolio, Growth Portfolio, Income Portfolio, Limited-Term Bond Portfolio, Small Cap Portfolio, International Portfolio, Balanced Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio. (These Portfolios are referred to in this Proxy Statement collectively as the "Portfolios" and individually as a "Portfolio.") The Fund is an open-end, management investment company managed by Waddell & Reed Investment Management Company ("WRIMCO"), as described below.

     A majority of the shares outstanding on the record date, June 22, 1998 ("Record Date"), represented in person or by proxy, of the Fund must be present for the transaction of business at the Fund's Meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve any one of the Proposals are not received, the persons named as proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make on each of the Proposals.

     The enclosed proxy card or, for policyowners, Instruction Card, authorizes the persons named or their substitutes ("proxy holders") to represent and direct your voting interest. You may direct the Portfolio by checking the appropriate box "For" or "Against" or you may instruct them not to vote your interest by checking the "Abstain" box. If you merely sign, date and return your Instruction Card with no specific instructions as to a proposal on which you are entitled to vote, the proxy holders will vote your interest "For" the Proposal.

     You may revoke your instructions at any time prior to their exercise by providing written notice of revocation or signing a new and different Instruction Card, each delivered to the Fund prior to the Meeting, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of your instructions.

     Information as to the number of outstanding shares of each Portfolio, as of the Record Date, is set forth in Exhibit A. A listing of the owners of more than 5% of the shares of any Portfolio as of June 19, 1998 is set forth in Exhibit B. To the knowledge of the Fund's management, the executive officers and Directors of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio as of June 19, 1998.

     Each share of a Portfolio is entitled to one vote. Any fractional share of a Portfolio is entitled to a proportionate share of one vote. All shareholders of the Fund vote together with respect to Proposals 1, 2 and 5. Only the shareholders of Money Market Portfolio are entitled to vote with respect to Proposal 3. Shareholders of each Portfolio vote separately with respect to Proposal 4.

                                 ANNUAL REPORT

     Copies of the Fund's most recent annual and semiannual reports have been sent to shareholders of the Fund on or before the mailing of this Proxy Statement. Shareholders of any Portfolio may obtain, free of charge, copies of the Fund's annual and semiannual reports by writing to Waddell & Reed, Inc. at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217 or calling
(800) 366-5465.

                POLICYOWNERS' RIGHT TO INSTRUCT UNITED INVESTORS

     The shares of the Fund are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the "Variable Accounts") as a funding vehicle for variable life insurance policies and a variable annuity contract (collectively, the "Policies") offered by the Variable Accounts of certain life insurance companies. As of the date of this Proxy Statement, the only participating life insurance company is United Investors Life Insurance Company ("United Investors"). Each of the Variable Accounts has eleven Investment Divisions, the assets of which are invested in the corresponding Portfolio of the Fund. United Investors is the legal owner of all shares of the Fund held by the Variable Accounts. In accordance with its view of currently applicable law, United Investors is soliciting voting instructions from the owners of the Policies ("Policyowners") with respect to all matters to be acted upon at the Meeting. Policyowners permitted to give instructions for a Portfolio and the number of shares for which instructions may be given will be determined as of the Record Date for the Meeting. The number of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner's percentage interest, if any, in the Investment Division holding shares of the Portfolio to the total number of votes attributable to that Investment Division. In connection with its solicitation of voting instructions, it is understood and expected that United Investors will furnish a copy of this Proxy Statement to Policyowners. All shares held by the Variable Accounts will be voted by United Investors in accordance with voting instructions received from Policyowners. United Investors will vote shares attributable to the Policies as to which no timely instructions are received, and any Portfolio shares held by United Investors as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to the Policies participating in that Portfolio.

               THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THESE
                                 PROPOSALS AND
                   RECOMMENDS THAT YOU VOTE IN FAVOR OF THEM.

                      PROPOSAL 1:  CHANGE OF NAME OF FUND

     The name of the Fund is proposed to be changed in light of the anticipated restructuring of certain subsidiaries of Torchmark Corporation ("Torchmark"). Torchmark is the publicly owned, indirect corporate parent company of the Fund's investment manager, WRIMCO, and of Waddell & Reed, Inc. ("Waddell & Reed"), the distributor of the Policies. The Fund's current name reflects the existing relationship among Torchmark, WRIMCO, Waddell & Reed and United Investors, also a subsidiary of Torchmark. If the restructuring is accomplished as planned later in 1998, WRIMCO and Waddell & Reed will remain at that time ultimately owned by the persons who are then shareholders of Torchmark, but their ownership will not be through Torchmark. After the anticipated restructuring, Waddell & Reed may not use printed materials that suggest, or may not otherwise represent, that it has affiliation with Torchmark.

     Accordingly, Fund management has proposed, and the Board of Directors of the Fund has determined that it is advisable, to change the name of the Fund to Target/United Funds, Inc. and, further, to avoid the necessity of a shareholders meeting for any future name change, to permit the Board of Directors to change the name of the Fund without shareholder approval. To do so requires amendment of Article SECOND of the Fund's Articles of Incorporation to substitute Target/United Funds, Inc. for the current name and amendment of Article EIGHTH of the Fund's Articles of Incorporation (which generally provides for amendment of the Articles by vote of the shareholders) expressly to permit the name of the Fund to be changed by action of the Board of Directors without shareholder approval.

     If this Proposal is approved by the shareholders of the Fund and the restructuring proceeds substantially as planned, the name change will become effective prior to the implementation of the restructuring. If this Proposal is not approved by shareholders of the Fund or the proposed name change is no longer necessary or advisable, the Directors will take such action as they then deem appropriate and in the best interests of the Fund and its shareholders.

     Required Vote: Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares of the Fund, provided a quorum is present.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                            YOU VOTE FOR PROPOSAL 1.


            PROPOSAL 2:  RATIFICATION OF THE SELECTION OF DELOITTE &
                TOUCHE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS

     Discussion. Deloitte & Touche LLP has been selected by the Board of Directors, with the approval of the Audit Committee, as the Fund's independent public accountants for the Fund's current fiscal year. The shareholders of the Fund are entitled to vote for or against the ratification of the selection of Deloitte & Touche LLP.

     Deloitte & Touche LLP has advised the Fund that neither it nor any of its partners has any direct or indirect financial interest or connection (other than as independent accountants) in or with the Fund or any of its affiliates. Deloitte & Touche LLP has been given the opportunity to make a statement at the Meeting if it so desires. Deloitte & Touche LLP is not expected to have a representative present at the Meeting but will be available should any matter arise requiring its presence.

     On November 5, 1996, Price Waterhouse LLP, the then independent accountants of the Fund, resigned as the independent accountants of the Fund. Price Waterhouse LLP audited the Fund's financial statements during the Fund's two most recent fiscal years that ended on or before December 31, 1995, and for the period from January 1, 1996 through November 5, 1996. During such period, the Fund did not have any disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such periods.

     Price Waterhouse LLP did not at any time during the Fund's two most recent fiscal years, and any subsequent interim period, advise the Fund (i) that internal controls necessary for the Fund to develop reliable financial statements did not exist, (ii) that it had received information that led it to no longer be able to rely on management's representations that made it unwilling to be associated with the financial statements prepared by management, (iii) of the need to expand significantly the scope of its audit or that it had received information that if further investigated may materially impact the fairness or reliability of a previously issued or subsequent audit report or the underlying financial statements or cause it to be unwilling to rely on management's representations or be associated with the financial statements prepared by management, or (iv) that it had received information that it concluded materially impacted the fairness or reliability of a previously issued or subsequent audit report or the underlying financial statements. Price Waterhouse LLP did not so expand any such audit or conduct further investigation, and no issues existed which were not resolved to the accountants' satisfaction prior to resignation.

     Required Vote: Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of the Fund, provided a quorum is present.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                            YOU VOTE FOR PROPOSAL 2.


                 PROPOSAL 3:  FOR MONEY MARKET PORTFOLIO ONLY:
                  CHANGE IN FUNDAMENTAL INVESTMENT RESTRICTION
                     REGARDING CONCENTRATION OF INVESTMENTS

     The Fund's Money Market Portfolio currently has an investment restriction which prohibits it from investing more than 25% of its assets in the securities (other than U.S. Government securities) of issuers in the same industry. This is a fundamental investment restriction and, as such, may be changed only with approval of the shareholders of that Portfolio.

     WRIMCO has proposed, and the Board of Directors has approved subject to approval by shareholders of Money Market Portfolio, modification of this restriction to exclude bank obligations from the 25% limit.

     The Board of Directors believes that modifying this limit to permit a greater percentage of the Portfolio's assets to be invested in bank obligations would provide additional investment flexibility and facilitate the management of the Portfolio. In general, the Portfolio invests in certain prescribed money market instruments, including bank obligations. Under the Portfolio's investment policies, the Portfolio may invest in a bank obligation only if it is an obligation of a bank that is subject to regulation by the U.S. Government (including foreign branches of these banks) or an obligation of a foreign bank having total assets equal to at least U.S. $500,000,000. Further, as a money market fund that uses the amortized cost method of valuation, the Portfolio is subject to and operates in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). Among its other requirements, Rule 2a-7 limits the Portfolio's investments in securities of any one issuer (other than U.S. Government securities, as defined in the 1940 Act) to no more than 5% of the Portfolio's assets. Further, under Rule 2a-7, all of the Portfolio's investments must be rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organizations or be comparable unrated securities, and investments rated in the second highest rating category (or comparable unrated securities) are limited to 5% of the Portfolio's assets. With these continuing requirements, the Board does not believe that the proposed change will result at this time in a material change in the level of investment risk associated with investment in the Portfolio.

     If this Proposal is approved by shareholders of the Portfolio, its current investment restriction would be amended to read as follows: (The proposed change is reflected by the words in italics.)

          Money Market Portfolio may not ... buy a security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S. Government securities and bank obligations and instruments are not included in this restriction; ....

     If this Proposal is approved by the shareholders of Money Market Portfolio,

this investment restriction, as so amended, will become operative concurrently with the effectiveness of an amendment to the Fund's registration statement describing the same. If this Proposal is not approved, Money Market Portfolio's current investment restriction will remain unchanged.

     Required Vote. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of Money Market Portfolio, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Portfolio are so present or represented or (2) more than 50% of the outstanding shares of the Portfolio.

                       THE BOARD OF DIRECTORS RECOMMENDS THAT
                              YOU VOTE FOR PROPOSAL 3.


PROPOSAL 4:  ADOPTION OF THE SERVICE PLAN PURSUANT TO RULE 12B-1 UNDER THE 1940
                                      ACT

     The Board of Directors of the Fund has approved the adoption of a Service Plan pursuant to Rule 12b-1 under the 1940 Act applicable to each Portfolio, subject to the approval of the shareholders of the Portfolio. The Plan was approved on May 13, 1998 by the unanimous votes of the full Board and of the Directors who are not interested persons of the Fund and have no financial interest in the operation of the Plan or any related agreement ("Independent Plan Directors") cast in person at a meeting called for that purpose.

     Description of the Plan

     Under the Plan, a Portfolio may pay certain expenses in connection with the provision of personal services to Policyowners and/or the maintenance of Policyowner accounts. Payments under the Plan are to be made to Waddell & Reed which will provide, or arrange for the provision of, certain services with respect to Policyowners.

     The Plan requires that Waddell & Reed furnish to the Board of Directors of the Fund, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. While the Plan is in effect, the selection and nomination of the directors who are not interested persons of the Fund are committed to the discretion of the Independent Directors.

     The Plan may be terminated as to a Portfolio at any time, without penalty, by the vote of a majority of the outstanding shares of that Portfolio. The Plan may be amended by vote of the Directors, including a vote of the Independent Plan Directors, cast in person at a meeting called for that purpose. Any material amendment to the Plan, including amendments to increase materially the amount of fees a Portfolio is authorized to pay thereunder, requires the approval of the shareholders of the affected Portfolio(s).

     The Plan will remain in effect from year to year provided such continuance is approved annually by a vote of the Fund's Directors, including a majority of the Independent Plan Directors, cast in person at a meeting called for the purpose of voting on such continuance.

     The Plan provides each Portfolio with the flexibility to pay Waddell & Reed a "service fee" for the provision of personal services to Policyowners and/or the maintenance of their accounts. The Plan provides that each Portfolio may pay Waddell & Reed a service fee that does not exceed on an annual basis .25 of 1% of the Portfolio's average annual net assets.

     For purposes of the Plan and the application of Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules, the "service fee" is a payment for personal services and/or the maintenance of Policyowner accounts, as defined pursuant to Rule 2830 of the Conduct Rules. If the NASD adopts a definition of a "service fee" for purposes of Rule 2830 that differs from the definition of "service fee" as used in the Proposed Plan, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fee" will be amended to conform to the NASD definition.

     For each Portfolio, the annual expenses as a percentage of average net assets of its fiscal year ended December 31, 1997*, on both an actual and pro forma basis including the maximum proposed service fee of 0.25%, are set forth below:

                      Asset
                     Strategy       Balanced         Bond          Growth
                     --------       --------         ----          ------
                            Pro            Pro            Pro            Pro
                 Actual    FormaActual    FormaActual    FormaActual    Forma
                 ------    -----------    -----------    -----------    -----
Annual Fund operating expenses
  (as a percentage of average net assets)

Management fees    0.80%     0.80%0.60%     0.60%0.53%     0.53%0.70%     0.70%
12b-1 fees         0.00      0.25 0.00      0.25 0.00      0.25 0.00      0.25
Other expenses     0.13      0.13 0.07      0.07 0.05      0.05 0.02      0.02
Total Portfolio
 operating expenses0.93      1.18 0.67      0.92 0.58      0.83 0.72      0.97

*Note the table of expenses (both actual and pro forma) does not reflect the separate account expenses, including sales load.

                                                                  Limited-
                       High                                         Term
                      Income         Income     International       Bond
                      ------         ------     -------------     -------
                            Pro            Pro            Pro            Pro
                 Actual    FormaActual    FormaActual    FormaActual    Forma
                 ------    -----------    -----------    -----------    -----
Annual Fund operating expenses
  (as a percentage of average net assets)

Management fees    0.65%     0.65%0.70%     0.70%0.80%     0.80%0.55%     0.55%
12b-1 fees         0.00      0.25 0.00      0.25 0.00      0.25 0.00      0.25
Other expenses     0.05      0.05 0.02      0.02 0.18      0.18 0.18      0.18
Total Portfolio
 operating expenses0.70      0.95 0.72      0.97 0.98      1.23 0.73      0.98

*Note the table of expenses (both actual and pro forma) does not reflect the separate account expenses, including sales load.

                                    Science
                      Money           and           Small
                      Market       Technology        Cap
                      ------       ----------       -----
                            Pro            Pro            Pro
                 Actual    FormaActual    FormaActual    Forma
                 ------    -----------    -----------    -----
Annual Fund operating expenses
  (as a percentage of average net assets)

Management fees    0.50%     0.50%0.51%     0.51%0.85%     0.85%
12b-1 fees         0.00      0.25 0.00      0.25 0.00      0.25
Other expenses     0.08      0.08 0.18      0.18 0.05      0.05
Total Portfolio
 operating expenses0.58      0.83 0.69      0.94 0.90      1.15

*Note the table of expenses (both actual and pro forma) does not reflect the separate account expenses, including sales load.

     Director Consideration of the Plan


     Prior to approving adoption of the Plan, the Board of Directors of the Fund, including the Independent Plan Directors, reviewed detailed information relating to the Plan. The Board also consulted with independent counsel. Among other matters, the Board considered with respect to the shares of the Fund were:

     1. the level and consistency of personal services and/or maintenance of shareholder accounts to be provided to Policyowners under the Plan;
     2. the extent to which Waddell & Reed's provision of personal services and/or other maintenance of Policyowner accounts might result in increased Policyowner satisfaction and reduced redemptions of Fund shares by the Variable Accounts;
     3. the benefits to Policyowners from Waddell & Reed's ability to attract and retain a professional staff to provide personal services to Policyowners and/or maintenance of Policyowner accounts that may not be present if Fund assets were declining;
     4. the cost to Policyowners for Waddell & Reed to provide personal services to them and/or maintenance of Policyowner accounts under the Plan and the effect on the performance of Policyowner investment in the Fund over various periods of time;
     5. the mutual fund industry's practices in the past several years of adopting and maintaining plans similar to the Plan and the competitive benefits associated with the adoption of the Plan;
     6. the benefit to WRIMCO whose fees for providing investment management services to the respective Portfolios are based on the level of the Portfolios' net assets if Portfolio assets are maintained (or possibly increase) as a result of Waddell & Reed's personal services and account maintenance activities under the Plan; and
     7.   the merits of possible alternatives to the Plan.

     Following its consideration, the Board of Directors of the Fund, including the Independent Plan Directors, concluded that the fees payable by the Fund pursuant to the Plan were reasonable in view of the services that would be provided by Waddell & Reed and the anticipated benefits of the Plan to the Fund. The Directors of the Fund, including the Independent Plan Directors, determined that the implementation of the Plan would be in the best interests of the Fund and would have a reasonable likelihood of benefiting the Fund and the Policyowners. The Directors, however, recognized that there was no assurance that the benefits sought pursuant to the Plan would be achieved nor when or in what period of time the benefits might be realized.

     If this Proposal is not approved by the shareholders of a Portfolio, the Board of Directors may consider such further action as may be appropriate and in the best interests of the Fund.

     Required Vote: The adoption of the Plan as to a Portfolio requires the affirmative vote of "a majority of outstanding voting securities" of that Portfolio which, for this purpose, means the affirmative vote of the lesser of
(1) 67% or more of the Portfolio's shares present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Portfolio are so present or represented or (2) more than 50% of the outstanding shares of the Portfolio.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                              VOTE FOR PROPOSAL 4


                   PROPOSAL 5:  CHANGE OF QUORUM REQUIREMENTS
                            FOR SHAREHOLDER MEETINGS

     The Board of Directors has determined that it would be desirable to change the number of shareholders required to be present in person or by proxy to constitute a quorum for a shareholders meeting of the Fund. Currently, the presence of the shareholders entitled to cast a majority of the votes entitled to be cast at a shareholders meeting constitutes a quorum for the meeting. The Fund is organized as a corporation under Maryland law, which would permit the

Fund to have a lesser number of votes sufficient for a quorum if the Fund's Articles of Incorporation so provide.

     Accordingly, Fund management has proposed, and the Board of Directors has approved, amending Article FIFTH, paragraph (5), of the Fund's Articles of Incorporation by addition of the following sentence: "The presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at the meeting shall constitute a quorum for the meeting." This proposed amendment does not affect the vote required to approve any particular proposal at a shareholders meeting. If this Proposal is not approved by shareholders of the Fund, the current quorum requirements will remain in effect.

     Required Vote:   Approval of Proposal 5 requires the affirmative vote of a
majority of the outstanding shares of the Fund, provided a quorum is present.

                       THE BOARD OF DIRECTORS RECOMMENDS THAT
                              YOU VOTE FOR PROPOSAL 5.


                               ADDITIONAL INFORMATION

     The solicitation of proxies, the cost of which will be borne by United Investors, will be made primarily by mail, telephone or oral communications by representatives of the Fund, regular employees and sales representatives of Waddell & Reed, Waddell & Reed's affiliates, or certain broker-dealers (who may be specifically compensated for such services), or by representatives of Management Information Services Corp., professional proxy solicitors, retained by the Portfolios.

               OTHER INFORMATION CONCERNING WRIMCO AND AFFILIATES

     WRIMCO is a wholly owned, direct subsidiary of Waddell & Reed, the distributor of the Policies. Waddell & Reed Services Company ("WARSCO"), another wholly owned, direct subsidiary of Waddell & Reed, provides bookkeeping and accounting services to the Fund. The address of WRIMCO and WARSCO is 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.

                        RECEIPT OF SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at P.O. Box 29217, 6300 Lamar Avenue, Overland Park, Kansas 66201-9217.

                                 OTHER BUSINESS

     The Fund does not know of any other business to be presented at the meeting other than the matters set forth in this Proxy Statement. If any other matter or matters are properly presented for action at the meeting, the proxy holders will vote the shares which the Instruction Cards entitle them to vote in accordance with their judgment on such matter or matters. By signing and returning your Instruction Card, you give the proxy holders discretionary authority as to any such matter or matters.

                                By Order of the Board of Directors

July 7, 1998                    Kristen Richards
                                Assistant Secretary

                      INDEX TO EXHIBITS TO PROXY STATEMENT



Exhibit A - Number of Outstanding Shares of
Each Portfolio .............................................  A-1

Exhibit B - Beneficial Ownership of Greater
than 5% of Portfolio Shares ................................  B-1

Exhibit C - Proposed Service Plan ..........................  C-1

                                                                       EXHIBIT A


                                Total    Variable    Variable    Universal
                                Shares     Life       Annuity      Life
                             Outstanding Account      Account  Annuity Plus

                                     SharesPercent SharesPercent SharesPercent

Money Market Portfolio

Bond Portfolio

High Income Portfolio

Growth Portfolio

Income Portfolio

International Portfolio

Small Cap Portfolio

Balanced Portfolio

Limited-Term Bond Portfolio

Asset Strategy Portfolio

Science and Technology Portfolio

                                                                       EXHIBIT B



                                                    Shares
                                              Beneficially Owned
Name and Address                              ------------------
of Beneficial Owner      Portfolio             Shares   Percent
-------------------      ---------             ------   -------

                                                                       EXHIBIT C

                                  SERVICE PLAN
                            As Adopted May 13, 1998

This Plan is adopted by Target/United Funds, Inc. (the "Fund"), pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), to provide for payment by each series ("Portfolio") of the Fund of certain expenses in connection with the provision of personal services to the owners of variable life insurance policies or variable annuity contracts funded by Portfolio shares ("Policies") and/or maintenance of the accounts of such Policies ("Policyowners"). Payments under the Plan are to be made to Waddell & Reed, Inc. ("W&R").

Service Fee
Each Portfolio is authorized to pay to W&R an amount not to exceed on an annual basis .25 of 1% of the Portfolio's average net assets as a "service fee" to finance Policyowner servicing by W&R, its affiliated companies, broker-dealers who may sell the Portfolio's shares and other third parties and to encourage and foster the maintenance of Policyowner accounts. The amounts shall be payable to W&R monthly or at such other intervals as the board of directors may determine.

NASD Definition
The "service fee" shall be considered a payment made by the Portfolio for personal service and/or maintenance of Policyowner accounts, as such is now defined by the National Association of Securities Dealers, Inc. ("NASD"), provided, however, if the NASD adopts a definition of "service fee" for purposes of Rule 2830 and the NASD Conduct Rules that differs from the definition of "service fee" as presently used, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fee" as used herein shall be automatically amended to conform to the NASD definition.

Quarterly Reports
W&R shall provide to the board of directors of the Fund, and the board of directors shall review, at least quarterly a written report of the amounts so expended of the service fee paid or payable to it under this Plan and the purposes for which such expenditures were made.

Approval of Plan
This Plan shall become effective as to a Portfolio when it has been approved by a vote of at least a majority of that Portfolio's outstanding voting securities (as defined in the Act) and by a vote of the board of directors of the Fund and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement related to this Plan (other than as directors of the Fund or as Policyowners) ("independent directors") cast in person at a meeting called for the purposes of voting on such Plan.

Continuance
This Plan shall continue in effect for a period of one (1) year and thereafter from year to year only so long as such continuance is approved by the directors, including the independent directors, as specified hereinabove for the adoption of the Plan by the directors and independent directors.

Director Continuation
In considering whether to adopt, continue or implement this Plan, the directors shall have a duty to request and evaluate, and W&R shall have a duty to furnish, such information as may be reasonably necessary to an informed determination of whether this Plan should be adopted, implemented or continued.

Termination
This Plan may be terminated at any time by a vote of a majority of the independent directors of the Fund or, as to a Portfolio, by a vote of the majority of the outstanding voting securities of that Portfolio without penalty. On termination, the payment of all service fees shall cease, and the Fund shall have no obligation to W&R to reimburse it for any cost or expenditure it has made or may make to service Policyowner accounts.

Amendments
This Plan may not be amended to increase materially the amount to be spent by a Portfolio for personal service and/or maintenance of Policyowner accounts without approval of the shareholders of that Portfolio, and all material amendments of this Plan must be approved in the manner prescribed for the adoption of the Plan as provided hereinabove.

Directors
While this Plan is in effect, the selection and nomination of the directors who are not interested persons of the Fund shall be committed to the discretion of the directors who are not interested persons of the Fund.

Records
Copies of this Plan and reports made pursuant to this Plan shall be preserved as provided in Rule 12b-1(f) under the Act.